UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 7, 2021

SAUL CENTERS, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12254	52-1833074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7501 Wisconsin Avenue, Suite 1500E, Bethesda, Maryland 20814-6522
(Address of principal executive office) (Zip Code)
Registrant’s telephone number, including area code (301) 986-6200
Not Applicable
(Former name or former address, if changed since last report)
_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of exchange on which registered:
Common Stock, $0.01 par value	BFS	New York Stock Exchange
Depositary Shares each representing 1/100th of a share of 6.125% Series D Cumulative Redeemable Preferred Stock, Par Value $0.01 Per Share	BFS/PRD	New York Stock Exchange
Depositary Shares each representing 1/100th of a share of 6.000% Series E Cumulative Redeemable Preferred Stock, Par Value $0.01 Per Share	BFS/PRE	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
    Emerging growth company ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2021, the Board of Directors of Saul Centers, Inc. (the “Company”) appointed D. Todd Pearson to be President and Chief Operating Officer of the Company effective immediately. Mr. Pearson has worked at the Company since 2005 previously serving as Executive Vice President – Real Estate since October 2019; Senior Vice President Acquisitions and Development from 2017 to 2019; Vice President Acquisitions and Development from 2011 to 2017; Vice President and Director of Internal Audit in 2010 and Director of Internal Audit from 2005 to 2009.
In consideration of Mr. Pearson’s service as President of the Company, the Compensation Committee approved, effective May 7, 2021, an annual base salary for Mr. Pearson of $650,000. Mr. Pearson is eligible for a bonus at the discretion of the Compensation Committee and is entitled to participate in the Company’s benefit programs applicable generally to employees and officers.

The Company’s former President, B. F. Saul II, who served in that position since October 2019, will continue to serve the Company as Chairman of the Board and Chief Executive Officer.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 7, 2021, the Company held its Annual Meeting of Stockholders, at which Philip D. Caraci, Willoughby B. Laycock, Earl A. Powell III, and Mark Sullivan III were reelected to the Board of Directors for three year terms expiring at the 2024 Annual Meeting. The terms of the remaining Board members did not expire as of the May 7, 2021 meeting, and those individuals continue as directors of the Company. Holders of 22,571,612 shares of the Company’s common stock voted in person at the meeting or by proxy (representing 96.2% of the 23,458,416 shares eligible to vote) as follows:
                    In Favor        Withheld     Not Voted
Philip D. Caraci             17,917,149    3,549,337    1,105,126
Willoughy B. Laycock         20,538,944     927,542    1,105,126
Earl A. Powell III             21,373,720      92,766    1,105,126
Mark Sullivan III             21,088,395     378,091    1,105,126

The stockholders voted in favor of the ratification of Deloitte & Touche LLP as independent public accountants as follows:

                    In Favor        Opposed        Abstain
                 22,559,024     8,931      3,657

Item 8.01. Other Events.

The Company posted on its web site, www.saulcenters.com, an annual presentation summarizing various operating results and business activities. The presentation is filed as Exhibit 99.(a) to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.    Description
99.(a)        Annual Presentation.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        SAUL CENTERS, INC.
                        By:    /s/ Carlos L. Heard
                            Carlos L. Heard
Senior Vice President and Chief Financial Officer

Dated: May 10, 2021